UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2025

Amerant Bancorp Inc.
(Exact name of registrant as specified in its charter)

Florida	001-38534	65-0032379
(State or other jurisdiction of incorporation	(Commission file number)	(IRS Employer Identification Number)

220 Alhambra Circle
Coral Gables, Florida	33134
(Address of principal executive offices)	(Zip Code)
(305) 460-8728 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of exchange on which registered
Class A Common Stock	AMTB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 31, 2025, Amerant Bank, N.A. (the “Bank”), a wholly-owned subsidiary of Amerant Bancorp Inc. (the “Company”), on the one hand, and Peachtree Group (the “Purchaser”), on the other hand, entered into an Asset Sale Agreement (the “Agreement”) relating to the sale by the Bank to the Purchaser of up to five loans (the “Loans”) with an estimated outstanding principal balance of $74.0 million as of December 31, 2025. The Agreement contains customary representations, warranties, covenants, and indemnification provisions. In addition, the Agreement includes customary closing conditions. The closing occurred on January 7, 2026 pursuant to which the Bank sold to the Purchaser three of the five Loans for a total purchase price of approximately $49.7 million. Pursuant to the terms of the Agreement, the Purchaser exercised its right not to purchase two of the Loans.

The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 10.1 to this current report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

Number	Exhibit
10.1*	Asset Sale Agreement by and between Amerant Bank, N.A., and Peachtree dated December 31, 2025. Portions of this exhibit have been omitted.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain portions of this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(10) because they are both (i) not material to investors and (ii) the type of information that the Company customarily and actually treats as private or confidential and have been marked with "[***]" to indicate where omissions have been made. The Company agrees to furnish supplementally an unredacted copy of the Exhibit to the Securities and Exchange Commission ("SEC") upon its request. Additionally, certain schedules and attachments to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to furnish supplementally a copy of any omitted schedule or attachment to the SEC upon its request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any document so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2026	Amerant Bancorp Inc.

	By:	/s/ Julio V. Pena
Name: Julio V. Pena
Title: Executive Vice President, Associate General Counsel and Corporate Secretary